Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2445

Dividend Income Leaders Strategy Portfolio 2025-4

 INVESCO UNIT TRUSTS, SERIES 2446

Dividend Income & Value Portfolio 2025-4

Supplement to the Prospectuses

As a result of a previously announced spinoff, your Portfolio received one share of Versant Media Group, Inc. for every twenty-five shares Comcast Corporation held as of the close of business on December 16, 2025, the record date. Following the completion of this spinoff, your Portfolio now holds, and will continue to purchase, shares of both Comcast Corporation and Versant Media Group, Inc.

Supplement Dated: December 16, 2025